News Release	One Amgen Center Drive Thousand Oaks, CA 91320-1799 Telephone 805-447-1000 www.Amgen.com

AMGEN ANNOUNCES RETIREMENT OF CHIEF FINANCIAL OFFICER PETER GRIFFITH

Thomas Dittrich Returning to Amgen as CFO

THOUSAND OAKS, Calif. (May 19, 2026) – Amgen (NASDAQ:AMGN) today announced the retirement of Peter Griffith, who has served as the company’s executive vice president and chief financial officer since 2020. The company also announced that Thomas Dittrich will return to Amgen as executive vice president on July 1 and succeed Griffith as chief financial officer effective September 1, 2026.

“We are grateful to Peter for his leadership and lasting impact on the company,” said Robert A. Bradway, chairman and chief executive officer at Amgen. “Peter has helped position Amgen to deliver attractive long-term growth and expand our ability to serve patients in the years ahead.”

During his tenure, Griffith strengthened the company’s financial foundation, supported disciplined capital allocation and helped advance Amgen’s long-term growth strategy across the business.

Dittrich, who previously held senior finance roles at Amgen, brings more than 30 years of international leadership experience to the company, along with a strong understanding of the biopharmaceutical industry and consumer-focused healthcare markets. Most recently, he served as chief financial officer of Galderma. Prior to that, he served as chief financial officer at both Shire and Sulzer. Dittrich will oversee all aspects of Amgen’s financial operations. Griffith will remain with the company into January 2027 to support a seamless transition.

About Amgen

Amgen discovers, develops, manufactures and delivers innovative medicines to fight some of the world’s toughest diseases. Harnessing the best of biology and technology, Amgen reaches millions of patients with its medicines.

More than 45 years ago, Amgen helped establish the biotechnology industry at its U.S. headquarters in Thousand Oaks, California, and it remains at the cutting edge of innovation, using technology and human genetic data to push beyond what is known today. Amgen is advancing a broad and deep pipeline and portfolio of medicines to treat cancer, inflammatory conditions, rare diseases, heart disease and obesity and obesity-related conditions.

Amgen has been consistently recognized for innovation and workplace culture, including honors from Fast Company and Forbes. Amgen is one of the 30 companies that comprise the Dow Jones Industrial Average®, and it is also part of the Nasdaq-100 Index®, which includes the largest and most innovative non-financial companies listed on the Nasdaq Stock Market based on market capitalization.

For more information, visit Amgen.com and follow Amgen on X, LinkedIn, Instagram, YouTube, Facebook, TikTok and Threads.

Amgen Forward-Looking Statements

This news release contains forward-looking statements that are based on the current expectations and beliefs of Amgen. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including any statements on the outcome, benefits and synergies of collaborations, or potential collaborations, with any other company (including BeOne Medicines Ltd.), the performance of Otezla® (apremilast), our acquisitions of ChemoCentryx, Inc., Dark Blue Therapeutics, Ltd. or Horizon Therapeutics plc (including the prospective performance and outlook of Horizon’s business, performance and opportunities, and any potential strategic benefits, synergies or opportunities expected as a result of such acquisition), as well as estimates of revenues, operating margins, capital expenditures, cash, other financial metrics, expected legal, arbitration, political, regulatory or clinical results or practices, customer and prescriber patterns or practices, reimbursement activities and outcomes, effects of pandemics or other widespread health problems on our business, outcomes, progress, and other such estimates and results. Forward-looking statements involve significant risks and uncertainties, including those discussed below and more fully described in the Securities and Exchange Commission reports filed by Amgen, including our most recent annual report on Form 10-K and any subsequent periodic reports on Form 10-Q and current reports on Form 8-K. Unless otherwise noted, Amgen is providing this information as of the date of this news release and does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

No forward-looking statement can be guaranteed and actual results may differ materially from those we project. Our results may be affected by our ability to successfully market both new and existing products domestically and internationally, clinical and regulatory developments involving current and future products, sales growth of recently launched products, competition from other products including biosimilars, difficulties or delays in manufacturing our products and global economic conditions, including those resulting from geopolitical relations and government actions. In addition, sales of our products are affected by pricing pressure, political and public scrutiny and reimbursement policies imposed by third-party payers, including governments, private insurance plans and managed care providers and may be affected by regulatory, clinical and guideline developments and domestic and international trends toward managed care and healthcare cost containment. Furthermore, our research, testing, pricing, marketing and other operations are subject to extensive regulation by domestic and foreign government regulatory authorities. We or others could identify safety, side effects or manufacturing problems with our products, including our devices, after they are on the market. Our business may be impacted by government investigations, litigation and product liability claims. In addition, our business may be impacted by the adoption of new tax legislation or exposure to additional tax liabilities. Further, while we routinely obtain patents for our products and technology, the protection offered by our patents and patent applications may be challenged, invalidated or circumvented by our competitors, or we may fail to prevail in present and future intellectual property litigation. We perform a substantial amount of our commercial manufacturing activities at a few key facilities, including in Puerto Rico, and also depend on third parties for a portion of our manufacturing activities, and limits on supply may constrain sales of certain of our current products and product candidate development. An outbreak of disease or similar public health threat, and the public and governmental effort to mitigate against the spread of such disease, could have a significant adverse effect on the supply of materials for our manufacturing activities, the distribution of our products, the commercialization of our product candidates, and our clinical trial operations, and any such events may have a material adverse effect on our product development, product sales, business and results of operations. We rely on collaborations with third parties for the development of some of our product candidates and for the commercialization and sales of some of our commercial products. In addition, we compete with other companies with respect to many of our marketed products as well as for the discovery and development of new products. Discovery or identification of new product candidates or development of new indications for existing products cannot be guaranteed and movement from concept to product is uncertain; consequently, there can be no guarantee that any particular product candidate or development of a new indication for an existing product will be successful and become a commercial product. Further, some raw materials, medical devices and component parts for our products are supplied by sole third-party suppliers. Certain of our distributors, customers and payers have substantial purchasing leverage in their dealings with us. The discovery of significant problems with a product similar to one of our products that implicate an entire class of products could have a material adverse effect on sales of the affected products and on our business and results of operations. Our efforts to collaborate with or acquire other companies, products or technology, and to integrate the operations of companies or to support the products or technology we have acquired, may not be successful, and may result in unanticipated costs, delays or failures to realize the benefits of the transactions. A breakdown, cyberattack or information security breach of our information technology systems could compromise the confidentiality, integrity and availability of our systems and our data. Our stock price is volatile and may be affected by a number of events. Our business and operations may be negatively affected by the failure, or perceived failure, of achieving our sustainability objectives. The effects of global climate change and related natural disasters could negatively affect our business and operations. Global economic conditions may magnify certain risks that affect our business. Our business performance could affect or limit the ability of our Board of Directors to declare a dividend or our ability to pay a dividend or repurchase our common stock. We may not be able to access the capital and credit markets on terms that are favorable to us, or at all.

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CONTACT: Amgen, Thousand Oaks

Elissa Snook, 609-251-1407 (media)

Alison Chartan, 301-742-9584 (media)

Casey Capparelli, 805-447-1746 (investors)